UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2001

                               Azul Holdings Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                         000-14747              04-2751102
(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                 File Number)        Identification No.)


6671 Gunpark Drive, Suite 100, Boulder, Colorado                   80301
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (303) 448-8833


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.    Other Events.

         As previously scheduled and reported, the foreclosure sale involving the assets of Azul Holdings Inc. arising out of the uncured default of the Company's $15,764,469 indebtedness to Tudor Trust was completed today. At the foreclosure sale Tudor Trust purchased all of the assets of the Company for $6,980,000 of principal indebtedness. The assets purchased at the foreclosure sale were principally composed of the common stock of Xyvision Enterprise Solutions, Inc., an independent company which is not indebted to either Azul Holdings or Tudor Trust. Tudor Trust has also been a shareholder of Xyvision Enterprise Solutions and accordingly the purchase of its stock from Azul Holdings will increase its ownership. The change of ownership of the Xyvision Enterprise Solutions stock will not affect that company or its business.

         Despite the Company's communications with a number of persons and entities believed to have possible interest in its assets, there were no other bidders at the foreclosure sale and the Company had been unsuccessful over the past sixty days, since being notified of the default and the prospective foreclosure, in developing alternatives for resolving the Tudor Trust indebtedness. The amount paid by Tudor Trust for the assets was based upon third party transactions and evaluations of the assets which were purchased at the foreclosure sale. Tudor Trust has advised the Company that if it can obtain a bid for the assets sold at the foreclosure sale by January 16, 2002 which is higher than the amount paid by Tudor Trust, Tudor Trust will reconvene the foreclosure sale in order to receive such bid and in order to possibly increase the amount bid by Tudor Trust.

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and
Section 27A of the Securities Act of 1933. For this purpose, any statements contained herein that are not statements of historical fact and statements as to future occurrence containing the word "will" or similar expressions may be deemed to be forward-looking statements. The risk factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and the factors discussed under the "Management's Discussion and Analysis of Financial Condition and Results of Operations" caption in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001 could cause actual results to differ materially from those expressed or implied by forward-looking statements made herein and presented elsewhere by management from time to time. Such forward-looking statements represent management's current expectations and are inherently uncertain. Investors are cautioned that actual results may differ materially from management's expectations.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 28, 2001             AZUL HOLDINGS INC.


                                     By: /s/ Edward S. Wittman
                                         -------------------------------
                                         Edward S. Wittman
                                         Vice President and
                                         Chief Financial Officer